UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        October  28, 2005

                         AMALGAMATED TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-25007                                         65-0656268
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(Commission File Number)                      (IRS Employer Identification No.)


153 East 53rd St., 48th Fl., New York, NY                               10022
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (212) 521-5180
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

Attached as Exhibit 99.1 is a copy of a press release issued by Amalgamated Technologies, Inc., a Delaware corporation (the "Company"), dated October 28, 2005, announcing that the Company has entered into a non-binding letter of intent with ProLink Solutions, LLC ("ProLink"), setting forth the terms of a potential merger with ProLink.

Item 9.01         Financial Statements and Exhibits.

         The following exhibit is furnished with this report:

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release dated October 28, 2005

SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2005                           Amalgamated Technologies, Inc.

                                                  By:    /s/ Robert Ellin
                                                         -----------------------
                                                  Name:  Robert Ellin
                                                  Title: President